SMA Relationship Trust

Supplement to the Statement of Additional Information | January 11, 2021

Includes:

•  Series M

Dear Investor,

The purpose of this supplement to the Statement of Additional Information ("SAI") is to update the SAI of SMA Relationship Trust (the "Trust") dated April 29, 2020, as supplemented, regarding changes to the Board of Trustees of the Trust.

Changes to the Board of Trustees. Effective January 1, 2021, Muhammad Gigani was appointed as an Independent Trustee and a member of the Audit Committee and Nominating, Compensation and Governance Committee. In connection with these changes, the SAI is revised as follows:

1.  The third sentence of the first paragraph under the heading "Management of the Trust—Organization of the Board" is deleted in its entirety and replaced with the following:

The Board is comprised of four trustees that are not considered to be "interested persons" by reason of their relationship with the Trust's management or otherwise as defined under the 1940 Act ("Independent Trustees").

2.  The second paragraph under the heading "Management of the Trust—Trustee qualifications" is deleted in its entirety and replaced with the following:

The Nominating Committee of the Board believes that it is in the best interests of the Trust and its shareholders to obtain highly-qualified individuals to serve as members of the Board. In assessing Trustees for the Board, the Nominating Committee may consider factors such as the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight and the interplay of a Trustee or candidate's experience with the experience of other Board members. The Board believes that collectively, the Trustees currently serving on the Board have balanced and diverse experience, qualifications, attributes and skills that allow the Board to effectively oversee the management of the Trust and protect the interests of shareholders. The Board noted that Mr. Reilly and Mses. Cepeda and Smith had experience serving as a director on the boards of operating companies and/or other investment companies. The Board also considered that Adela Cepeda has a career in the financial services or investment industries, including holding executive positions in companies engaged in these industries, which allows Ms. Cepeda to bring valuable, relevant experience as a member of the Board. The Board also noted that both Frank K. Reilly and Abbie J. Smith, as Professors of Finance and Accounting, respectively, also have the relevant skills and experience to serve as members of the Board. The Board also considered that Muhammad Gigani is a certified public accountant who had a career in the financial services industry, including holding senior positions in companies engaged in this industry, which allows Mr. Gigani to bring valuable, relevant experience as a member of the Board.

ZS-1088

3.  The following information is added in the "Independent trustees" table:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Muhammad Gigani; 43 c/o Keith A. Weller, Fund Secretary UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since January 2021

Mr. Gigani is a Vice President - Tax of Reyes Holdings, L.L.C. (global food and beverage company) (since 2018). Formerly, Mr. Gigani was a Partner at Deloitte Tax, LLP (from 2002 to 2018). Mr. Gigani was a board member of Junior Achievement of Chicago (non-profit) (from 2016 to 2018). Mr. Gigani was also finance chair of Latin United Community Housing Association (non-profit) (from 2016 to 2018). Mr. Gigani is a Certified Public Accountant (CPA).

				Mr. Gigani is a trustee of two investment companies (consisting of 14 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.	None.

1  Each Trustee holds office for an indefinite term.

4.  The following information is added under the heading "Management of the Trust—Information about trustee ownership of Fund shares" in the "Independent trustees" table:

Trustee	Dollar range of equity securities in the Funds[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS AM or an affiliate serves as investment advisor, sub-advisor or manager[1]
Muhammad Gigani[2]	None	None

1 Information regarding ownership for Muhammad Gigani is as of December 31, 2020.

2 Mr. Gigani began serving as a Trustee effective January 1, 2021.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.